Fees Summary	Oct. 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	338,551.8
Total Transaction Valuation	3,891,400,000
Total Offset Amount	0
Net Fee	$ 338,551.8
Offset Table N/A	N/A